Exhibit 32.1

Certification

of

PSB Holdings, Inc.

under Section 906 of Sarbanes-Oxley Act of 2002

The undersigned Chief Executive Officer and Chief Financial Officer of PSB Holdings, Inc. (the “Company”) certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the quarterly report on Form 10-Q of the Company for the quarterly period ended June 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:  August 10, 2007

PETER W. KNITT

Peter W. Knitt

President and CEO

SCOTT M. CATTANACH

Scott M. Cattanach

Treasurer

(Chief Financial Officer)